CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly  report of SportsNuts,  Inc. (the "Company") on Form 10-KSB and Form 10-KSB/A for the period  ending  December 31, 2002 as filed with the  Securities  and Exchange  Commission on the date hereof (the "Periodic Report"),  I,  Kenneth I. Denos,  Chief  Executive  Officer and Chief  Financial Officer of the Company,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Periodic Report fully complies with the requirements of the Securities Exchange Act of 1934; and

(2)	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Dated as of March 28, 2003

                                By       /s/ Kenneth I. Denos
                                 ----------------------------------
                                 Kenneth I. Denos
                                Chief Executive Officer and
                                Chief Financial Officer